                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement.

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials.

     [ ] Soliciting Material Pursuant to ss.240.14a-12

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-800-919-0315

                                January 27, 2006

Dear Fellow Stockholder:

You are cordially  invited to attend the first annual meeting of stockholders of
Tortoise North American Energy  Corporation (the "Company") on Wednesday,  April
12, 2006 at 9:00 a.m.,  Central Time,  at The  Doubletree  Hotel,  10100 College
Boulevard, Overland Park, Kansas 66210.

The matters  scheduled for  consideration at the meeting are the election of two directors  of the  Company,  the grant of  authority  to the Company to sell its common shares for less than net asset value, subject to certain conditions,  and the  ratification  of the  selection  of  Ernst & Young  LLP as the  independent registered  public  accounting  firm of the  Company  for its fiscal year ending
November 30, 2006, as more fully discussed in the enclosed proxy statement.

Enclosed  with this  letter  are  answers  to  questions  you may have about the proposals,  the formal  notice of the meeting,  the Company's  proxy  statement, which  gives  detailed  information  about  the  proposals  and  why  the  Board recommends  that you vote to approve  each of them,  the actual proxy for you to sign and return,  and the Company's Annual Report to stockholders for the fiscal year ended November 30, 2005. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-800-919-0315.

Your vote is important.  Please complete, sign, and date the enclosed proxy card and  return it in the  enclosed  envelope.  This will  ensure  that your vote is counted, even if you cannot attend the meeting in person.

                                   Sincerely,

                                   /s/ David J. Schulte

                                   David J. Schulte
                                   CEO and President

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION

                       ANSWERS TO SOME IMPORTANT QUESTIONS

Q.   WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

     A. This proxy contains three  proposals:  (i) the election of two directors to serve until the 2009 Annual Stockholder Meeting;  (ii) the grant of authority to the Company to sell its common shares for less than net asset value,  subject to certain  conditions;  and (iii) the  ratification of Ernst & Young LLP as the
Company's  independent  registered public  accounting firm.  Stockholders of the
Company may also  transact  such other  business as may properly come before the meeting.

Q.   HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

     A. The Board of Directors of the Company  unanimously  recommends  that you vote "FOR" all proposals on the enclosed proxy card.

Q.   HOW CAN I VOTE?

     A. You can vote by  completing,  signing and dating  your proxy  card,  and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the meeting.  However, even if you plan to attend the meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.

        This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
                       read the Proxy Statement carefully.

                   If you have questions, call 1-800-919-0315.

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-800-919-0315

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Tortoise North American Energy Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Tortoise North
American Energy  Corporation,  a Maryland  Corporation (the "Company"),  will be held on Wednesday,  April 12, 2006 at 9:00 a.m.  Central Time at The  Doubletree
Hotel,  10100 College  Boulevard,  Overland Park, Kansas 66210 for the following purposes:

     1.   To elect two  directors of the  Company,  to hold office for a term of three years and until their respective successors are duly elected and qualified;

     2.   To grant the Company the  authority to sell its common shares for less than net asset value, subject to certain conditions;

     3.   To  ratify  the  selection  of  Ernst & Young  LLP as the  independent registered  public  accounting firm of the Company for its fiscal year ending November 30, 2006; and

     4.   To  transact  any other  business  that may  properly  come before the meeting or any adjournment or postponement thereof.

The foregoing  items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders may also transact any other business that properly comes before the meeting.

Stockholders  of record as of the close of  business  on  January  17,  2006 are entitled  to  notice  of and to  vote at the  meeting  (or  any  adjournment  or postponement of the meeting).

                            By Order of the Board of Directors of the Company,

                            /s/ Zachary A. Hamel

                            Zachary A. Hamel
                            Secretary
January 27, 2006
Overland Park, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete,  date, sign and return
the   enclosed   proxy  as   promptly  as  possible  in  order  to  ensure  your
representation  at the meeting.  A return  envelope (which postage is prepaid if mailed in the United  States) is  enclosed  for that  purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee  and you wish to vote at the  meeting,  you must  obtain from the record holder a proxy issued in your name.

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-800-919-0315

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 12, 2006

     This  proxy  statement  is being sent to you by the Board of  Directors  of
Tortoise  North  American  Energy  Corporation  (the  "Company").  The  Board of
Directors  is asking  you to  complete  and  return  the  enclosed  proxy  card, permitting  your  shares of the  Company  to be voted at the  annual  meeting of stockholders called to be held on April 12, 2006.  Stockholders of record at the close of business on January 17, 2006 (the  "record  date") are entitled to vote at the meeting as set forth in this proxy  statement.  This proxy  statement and the enclosed  proxy and the  Company's  Annual  Report to  stockholders  for the fiscal year ended November 30, 2005 are first being mailed to stockholders on or about January 27, 2006.

     The  Company's  reports  can be  accessed  on its  link  at its  investment advisor's website  (www.tortoiseadvisors.com)  or on the Securities and Exchange
Commission's ("SEC") website (www.sec.gov).

                                  PROPOSAL ONE

                            ELECTION OF TWO DIRECTORS

     The Board of Directors  unanimously  nominated Terry C. Matlack and Charles
E. Heath,  following  recommendation by the nominating and governance committee, for election as directors at the annual meeting. If elected, Messrs. Matlack and
Heath will serve for a term of three years and until their  successors  are duly elected  and  qualified.  Each of these  nominees is  currently a director,  has consented  to be  named  in this  proxy  statement  and has  agreed  to serve if elected.  The  Company has no reason to believe  that either Mr.  Matlack or Mr.
Heath will be unavailable to serve.

     The  persons  named on the  accompanying  proxy card  intend to vote at the meeting  (unless  otherwise  directed)  FOR the election of Messrs.  Matlack and
Heath as directors of the Company.  Currently the Company has five directors. In accordance with the Company's Articles of Incorporation,  its Board of Directors
is divided  into three  classes of  approximately  equal size.  The terms of the directors of the different  classes are  staggered.  The terms of John R. Graham and H.  Kevin  Birzer  expire  on  the  date  of  the  2007  annual  meeting  of stockholders and the term of Conrad S. Ciccotello  expires at the annual meeting of  stockholders  in 2008. If Mr.  Matlack and Mr. Heath are elected at the 2006 annual  meeting,  their terms will expire on the date of the 2009 annual meeting of stockholders.

     In accordance with the Company's Bylaws ("Bylaws"), each share may be voted for as many  individuals  as there are  directors to be elected.  The holders of common shares are entitled to vote each share on the election of each of the two directors.  The Company's directors are elected by a plurality of the votes cast at the meeting.  Where, as here,  there are two vacancies for director,  the two nominees with the highest number of affirmative  votes,  regardless of the votes withheld for those  candidates,  will be elected.  Thus,  abstentions,  withheld votes and broker  non-votes,  if any, will not be counted towards such nominee's achievement of a plurality. Stockholders do not have cumulative voting rights.

     If  elected,  Mr.  Matlack and Mr.  Heath will hold  office  until the 2009 annual meeting of stockholders  and until their  successors are duly elected and qualified.  If either Mr.  Matlack or Mr. Heath is unable to serve because of an event not now anticipated, the persons named as proxies may vote for one or more other persons designated by the Board of Directors.

     The following  table sets forth each Board  member's name, age and address;
position(s)  with the Company and length of time  served;  principal  occupation during the past five years;  the number of  portfolios  in the Fund Complex that each Board member oversees;  and other public company directorships held by each
Board member.  The Fund Complex is comprised of the closed-end  funds advised by the  Company's  investment  advisor,  Tortoise  Capital  Advisors,  L.L.C.  (the
"Advisor") , and as of January 27, 2006  included the Company,  Tortoise  Energy
Infrastructure  Corporation  ("TYG") and  Tortoise  Energy  Capital  Corporation
("TYY").

                    NOMINEE FOR DIRECTOR WHO IS INDEPENDENT:

                                                                                  Number of
                                                                                Portfolios in  Other Public
                             Positions(s) Held                                      Fund         Company
                                With Company                                       Complex     Directorships
                               and Length of        Principal Occupation         Overseen by     Held by
Name, Age and Address           Time Served        During Past Five Years          Director      Director
---------------------        -----------------     ----------------------       -------------  ------------
Charles E. Heath*, 63       Director since 2005   Retired in 1999.  Formerly,       Three          None
10801 Mastin Blvd.                                Chief Investment Officer,
Suite 222                                         General Electric's Employers
Overland Park, KS  66210                          Reinsurance Corporation
                                                  (1989-1999). CFA since
                                                  1974.

*Mr. Heath is also a director of Tortoise Capital Resources Corporation ("TTO"), an  affiliate  of the  Company and for which the  Advisor  serves as  investment advisor.

                NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON:

                                                                                  Number of
                                                                                Portfolios in  Other Public
                             Positions(s) Held                                      Fund         Company
                                With Company                                       Complex     Directorships
                               and Length of        Principal Occupation         Overseen by     Held by
 Name, Age and Address          Time Served        During Past Five Years          Director      Director
 ---------------------       -----------------     ----------------------       -------------  -------------
Terry C. Matlack*, 49       Director, Chief       Managing Director of the          Three           None
10801 Mastin Blvd.          Financial Officer     Advisor;  Managing Director,
Suite 222                   and Chief             Kansas City Equity Partners
Overland Park, KS  66210    Compliance            LC ("KCEP"), a private equity
                            Officer since 2005,   firm (2001- present).
                            Assistant Treasurer   Formerly, President,
                            since November        GreenStreet Capital (1995 -
                            2005, Treasurer       2001).
                            from January 2005
                            to November 2005

*Mr. Matlack,  as a principal of the Advisor,  is an "interested  person" of the
Company,  as that term is defined in Section 2(a)(19) of the Investment  Company
Act of 1940,  as amended  (the "1940 Act").  Mr.  Matlack is also a director and officer of TTO.

                    REMAINING DIRECTORS WHO ARE INDEPENDENT:

                                                                                  Number of
                                                                                Portfolios in  Other Public
                             Positions(s) Held                                      Fund         Company
                                With Company                                       Complex     Directorships
                               and Length of        Principal Occupation         Overseen by     Held by
 Name, Age and Address          Time Served        During Past Five Years          Director      Director
 ---------------------       -----------------     ----------------------       -------------  -------------
Conrad S. Ciccotello*, 45   Director since 2005   Associate Professor of Risk       Three           None
10801 Mastin Blvd.                                Management and Insurance,
Suite 222                                         Robinson College of Business,
Overland Park, KS  66210                          Georgia State University since
                                                  1999; Director of Graduate
                                                  Personal Financial Planning
                                                  Programs, and Editor,
                                                  Financial Services Review
                                                  since 2001 (an academic
                                                  journal dedicated to the study
                                                  of individual financial
                                                  management).  Formerly,
                                                  faculty member, Pennsylvania
                                                  State University (1997-1999).

John R. Graham*, 60         Director since 2005   Executive-in-Residence and        Three      Erie Indemnity
10801 Mastin Blvd.                                Professor of Finance, College                Company; Erie
Suite 222                                         of Business Administration,                  Family Life
Overland Park, KS  66210                          Kansas State University (has                 Insurance
                                                  served as a professor or                     Company;
                                                  adjunct professor since 1970);               Kansas State
                                                  Chairman of the Board,                       Bank
                                                  President and CEO, Graham
                                                  Capital Management, Inc. and
                                                  Owner of Graham Ventures.
                                                  Formerly, CEO, Kansas Farm
                                                  Bureau Financial Services,
                                                  including seven affiliated
                                                  insurance or financial service
                                                  companies (1979-2000).

*Messrs. Ciccotello and Graham are also directors of TTO.

                 REMAINING DIRECTOR WHO IS AN INTERESTED PERSON:

                                                                                  Number of
                                                                                Portfolios in  Other Public
                             Position(s) Held                                       Fund         Company
                               With Company                                        Complex     Drectorships
                              and Length of         Principal Occupation         Overseen by     Held by
 Name, Age and Address         Time Served         During Past Five Years          Director      Director
 ----------------------      ----------------      ----------------------       -------------  -------------
H. Kevin Birzer*, 46        Director and          Managing Director of the          Three           None
10801 Mastin Blvd.          Chairman of the       Advisor; Partner/Senior
Suite 222                   Board since 2005      Analyst, Fountain Capital
Overland Park, KS  66210                          Management, L.L.C.
                                                  ("Fountain Capital"), a
                                                  registered investment advisor
                                                  (1989 - present). Formerly,
                                                  Vice President, Corporate
                                                  Finance Department, Drexel
                                                  Burnham Lambert (1986-
                                                  1989); and Vice President, F.
                                                  Martin Koenig & Co. (1983-
                                                  1986).

*Mr.  Birzer,  as a principal of the Advisor,  is an "interested  person" of the
Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Birzer is also a director and Chairman of the Board of TTO.

     Officers.  Mr. Birzer is the Chairman of the Board of the Company,  and Mr.
Matlack is the Chief Financial Officer, Assistant Treasurer and Chief Compliance
Officer of the Company.  The preceding  table gives more  information  about Mr.
Birzer and Mr.  Matlack.  The  following  table sets forth each other  officer's name,  age and  address;  position(s)  held with the  Company and length of time served;  principal  occupation  during  the  past  five  years;  the  number  of portfolios in the Fund Complex overseen by each officer; and other directorships held by each  officer.  Each officer  serves  until his  successor is chosen and qualified or until his  resignation  or removal.  As  principals of the Advisor, each of the following  officers of the Company are  "interested  persons" of the
Company,  as  that  term  is  defined  in  Section  2(a)(19)  of the  1940  Act.
Additionally, each of the following officers serves as an officer of TTO.

                                                                                  Number of
                                                                                Portfolios in   Other Public
                             Position(s) Held                                       Fund          Company
                               With Company                                        Complex     Directorships
                              and Length of         Principal Occupation         Overseen by      Held by
 Name, Age and Address         Time Served         During Past Five Years          Officer        Officer
 ---------------------       ----------------      ----------------------       -------------  -------------
David J. Schulte, 44        President and         Managing Director of the          Three           None
10801 Mastin Blvd.,         Chief Executive       Advisor; Managing Director,
Suite 222                   Officer since 2005    KCEP (1993-present).
Overland Park, KS 66210

Zachary A. Hamel, 40        Secretary since       Managing Director of the          Three           None
10801 Mastin Blvd.,         2005                  Advisor; Partner/Senior
Suite 222                                         Analyst with Fountain Capital
Overland Park, KS 66210                           (1997-present).

Kenneth P. Malvey, 40       Treasurer since       Managing Director of the          Three           None
10801 Mastin Blvd.,         November 2005;        Advisor; Partner/Senior
Suite 222                   Assistant             Analyst, Fountain Capital
Overland Park, KS 66210     Treasurer from        (2002-present).  Formerly,
                            January 2005 to       Investment Risk Manager and
                            November 2005         member of the Global Office
                                                  of Investments, GE Capital's
                                                  Employers Reinsurance
                                                  Corporation (1996 - 2002).

     Committees  of the Board of  Directors.  The  Company's  Board of Directors
currently has three standing committees:

     •    Executive  Committee.  Messrs.  Birzer and  Matlack are members of the executive committee. The executive committee has authority to exercise the  powers  of the Board (i)  where  assembling  the full  Board in a timely manner is impracticable,  (ii) to address emergency matters, or
          (iii) to address matters of an administrative  or ministerial  nature.
          Messrs.  Birzer and Matlack are "interested persons" of the Company as defined by Section 2(a)(19) of the 1940 Act.

     •    Audit  Committee.  Messrs.  Ciccotello,  Heath and Graham serve on the audit  committee.  The audit  committee was  established in accordance with Section  3(a)(58)(A) of the  Securities  Exchange Act of 1934, as
          amended (the "Exchange  Act"),  and operates  under a written  charter adopted  and  approved  by the Board,  which is attached to this proxy statement as Appendix A. The audit  committee  approves and recommends to the Board the election,  retention or  termination  of  independent auditors;  approves services to be rendered by the auditors;  monitors the auditors' performance; reviews the results of the Company's audit;
          determines  whether  to  recommend  to the  Board  that the  Company's audited  financial  statements  be  included in the  Company's  Annual
          Report;  and  responds  to other  matters  as  outlined  in the  Audit
          Committee  Charter.  Each audit committee  member is  "independent" as
          defined  under  the  applicable   New  York  Stock  Exchange   listing
          standards.

     •    Nominating and Governance  Committee.  Messrs.  Ciccotello,  Heath and
          Graham serve on the nominating and governance  committee (formerly the
          Nominating  Committee),

          none of whom are "interested persons" of the Company as defined in the
          1940  Act.  Each  nominating  and  governance   committee   member  is
          "independent"  as defined  under the New York Stock  Exchange  listing standards.  The nominating and governance  committee  operates under a written  charter  adopted and approved by the Board, a current copy of which is  available at the  Company's  link on the  Advisor's  website
          (www.tortoiseadvisors.com).  The committee: (i) identifies individuals qualified  to become  Board  members and  recommends  to the Board the director  nominees for the next annual meeting of stockholders  and to fill any  vacancies;  (ii) monitors the  structure  and  membership of
          Board  committees;  recommends to the Board director nominees for each committee;  (iii) reviews issues and developments related to corporate governance  issues and develops and recommends to the Board  corporate governance  guidelines  and  procedures,  to the extent  necessary  or desirable;  (iv) actively seeks individuals who meet the standards for directors set forth in the Company's Bylaws, who meet the requirements of any applicable laws or exchange  requirements and who are otherwise qualified to become board members for recommendation to the Board; (v)
          has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm's fees and other retention  terms,  though it has yet to exercise such authority;
          and (vi) may not delegate its authority. The nominating and governance committee will consider  stockholder  recommendations for nominees for membership  to the Board so long as such  recommendations  are made in
          accordance  with  the  Company's  Bylaws.   Nominees   recommended  by
          stockholders  in  compliance  with the Bylaws of the  Company  will be evaluated  on the  same  basis  as other  nominees  considered  by the
          nominating  and   governance   committee.   Stockholders   should  see
          "Stockholder  Proposals and  Nominations  for the 2007 Annual Meeting"
          below for  information  relating to the submission by  stockholders of nominees and matters for  consideration  at a meeting of the Company's stockholders.  The Company's Bylaws require all directors and nominees for directors (1) to be at least 21 years of age and have  substantial expertise,  experience and  relationships  relevant to the business of the Company and (2) to have a master's  degree in economics,  finance, business administration or accounting, to have a graduate professional degree in law from an  accredited  university or college in the United
          States,  or the  equivalent  degree from an equivalent  institution of higher  learning  in another  country,  to have a  certification  as a public  accountant  in the  United  States,  to be  deemed  an  "audit committee  financial  expert"  as such term is  defined in item 401 of
          Regulation S-K as promulgated by the SEC, or to be a current  director of the Company.  The nominating and governance  committee has the sole discretion  to  determine if an  individual  satisfies  the  foregoing qualifications.

     •    Compliance  Committee.  This  committee  was formed in December  2005.
          Messrs.   Ciccotello,   Heath  and  Graham  serve  on  the  compliance
          committee. Each committee member is "independent" as defined under the
          New York Stock Exchange  listing  standards,  and none are "interested persons"  of the  Company as defined in the 1940 Act.  The  compliance committee operates under a written charter adopted and approved by the
          Board. The committee reviews and assesses management's compliance with applicable securities laws, rules and regulations; monitors compliance with the  Company's  Code of Ethics;  and handles other matters as the
          Board or committee chair deems appropriate.

     The Board does not currently have a standing  compensation  committee.  The
New York Stock Exchange does not require boards of directors of closed-end funds to have a standing compensation committee.

     The following  table shows the number of Board and committee  meetings held during the fiscal year ended November 30, 2005:

         Board of Directors                           3
         Executive Committee                          1
         Audit Committee                              0
         Nominating Committee (became the             0
         Nominating and Governance Committee in
         December 2005)

     All of the members of the Board and committee members then serving attended all of the meetings of the Board of Directors  and  applicable  committees  held during the fiscal year.

     Director and Officer  Compensation.  The Company does not compensate any of the  directors who are  interested  persons and does not  compensate  any of its officers. The following table sets forth certain information with respect to the compensation paid by the Company and the Fund Complex during fiscal 2005 to each of the current directors. The Company has no retirement or pension plans.

                                 Compensation from            Total Compensation
           Name                      Company                  from Fund Complex

   Interested Persons
   H. Kevin Birzer                      $0                             $0
   Terry C. Matlack                     $0                             $0

   Independent Persons
   Conrad S. Ciccotello             $6,500                        $69,000
   John R. Graham                   $5,833                        $59,333
   Charles E. Heath                 $5,833                        $65,333

     Required  Vote.  Mr. Heath and Mr. Matlack will be elected by the vote of a plurality of all shares of the Company  present at the meeting,  in person or by proxy.  Each common  share is  entitled  to one vote in the  election of each of
Messrs. Heath and Matlack. Abstentions,  withheld votes and broker non-votes, if any, will not be counted towards a nominee's achievement of a plurality.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT  STOCKHOLDERS  OF THE
COMPANY VOTE "FOR" MR. HEATH AND MR. MATLACK AS DIRECTORS.

                                  PROPOSAL TWO

                         APPROVAL TO SELL COMMON SHARES
                              BELOW NET ASSET VALUE

     Our initial  public  offering was in October 2005.  Under the 1940 Act, the
Company may sell common  shares in  subsequent  public  offerings and invest the proceeds from such subsequent public offerings in accordance with its investment objectives,  so long as the net sale price to the Company  (after  deduction  of offering  expenses)  is at least  equal to the net asset  value  per share  (the
"NAV") of its common shares.  Additionally,  the 1940 Act permits the Company to sell its common  shares  below NAV with the  consent of a majority of its common stockholders  or under certain other  circumstances.  The Company is seeking the consent of a majority of its common  stockholders so that it may, in one or more public or private offerings of its common stock, sell shares of its common stock at a price below its then current NAV per share,  subject to certain  conditions discussed below. If approved,  the authorization would be effective for a period expiring on the date of the Company's 2007 Annual Meeting of Stockholders, which is expected to be held in April 2007.

     The Board of Directors believes that having the ability to issue its common shares  below  NAV in  certain  instances  will  benefit  all  of the  Company's stockholders.  The Company expects that it will be  periodically  presented with attractive  opportunities to acquire  securities of United States master limited partnerships  ("MLPs") or Canadian  royalty trusts or income trusts that require the  Company to make its  investment  commitment  quickly.  Because  the Company generally attempts to remain fully invested and does not intend to maintain cash for the  purpose  of making  these  investments,  the  Company  may be unable to capitalize on investment  opportunities presented to it unless it quickly raises capital.  The market value of our common shares,  however, may periodically fall below our NAV, which is not uncommon for a closed-end  fund such as the Company.
For example,  the Company's  NAV per share at December 31, 2005 was $23.89,  and the closing  price of the  Company's  common  stock on  December  30,  2005,  as reported on the New York Stock Exchange,  was $21.25 per share. If this happens, absent the approval of this  proposal by a majority of the common  stockholders, the Company will not be able to effectively  access capital markets to enable it to take advantage of attractive investment opportunities. The Board of Directors has approved submitting this proposal to shareholders for their approval.

     The proposed  action would give the Company the  opportunity  to raise cash and purchase  attractively  priced  securities even if the net sale price to the
Company  of our common  shares is below NAV.  The  Company  does not  anticipate selling  common  shares below NAV unless the Company has  identified  attractive near term investment  opportunities that the directors,  including a majority of disinterested  directors,  as defined in the 1940 Act,  reasonably  believe will increase  stockholder  distributions.  Further, to the extent the Company issues common  shares  below  NAV in a  publicly  registered  transaction,  the  market capitalization  and  number of  publicly  tradable  shares of the  Company  will increase,  thus affording all stockholders greater liquidity.  To the extent the
Company  issues shares below NAV in a private  transaction,  the per share price will be the fair market value as determined by the Board of Directors.

     Upon stockholder  approval,  the Company will only sell common shares below
NAV if all of the following conditions are met:

     1. The per share offering price,  before  deduction of  underwriting  fees, commissions  and offering  expenses,  will not be less than the NAV per share of the Company's  common stock,  as determined at any time within two business days of pricing of the common stock to be sold in the offering.

     2. Immediately  following the offering,  after deducting  offering expenses and underwriting fees and commissions, the NAV per share of the Company's common stock,  as  determined  at any time within two  business  days of pricing of the common stock to be sold,  would not have been diluted by greater than a total of 1% of the NAV per share of all outstanding  common stock. The Company will not be subject to a maximum  number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares  offered and the price at which such shares are sold  together  would not result in dilution of the NAV per share of the Company's  common stock in excess of the 1% limitation.

     3. A majority of the Company's independent directors makes a determination, based on information and a recommendation from the Advisor, that they reasonably expect that the  investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.

     As discussed below under the caption "More  Information About the Meeting -
Investment  Advisory  Agreement,"  the  Advisor  is paid a fee  based  upon  the
Company's  average  monthly  Managed Assets (as defined  below).  The Advisor is controlled  directly or  indirectly  by officers  and certain  directors  of the
Company, among others.  Therefore, the Advisor's interest in determining whether to recommend  that the Company  issue common  shares below NAV may conflict with the interests of the Company and its stockholders.

     Before  voting on this  proposal  or  giving  proxies  with  regard to this matter,  common stockholders should consider the potentially  dilutive effect of the issuance of shares of the Company's  common stock at less than NAV per share on the NAV per outstanding  share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution on the NAV per outstanding share to existing common stockholders of as much as 1%. The 1940 Act establishes a connection  between common share sale price and NAV because when stock is sold at a sale price  below NAV per share,  the  resulting  increase in the number of outstanding  shares is not  accompanied by a  proportionate  increase in the net assets of the Company.  Common stockholders should also consider that holders of the  Company's  common stock have no  subscription,  preferential  or preemptive rights  to  acquire  additional  shares  of  the  common  stock  proposed  to be authorized  for  issuance,  and thus any future  issuance  of common  stock will dilute such  stockholders'  holdings of common stock as a  percentage  of shares outstanding to the extent  stockholders do not purchase sufficient shares in the offering to maintain their percentage interest. Further, if current stockholders of the Company either do not purchase any shares in an offering conducted by the
Company or do not purchase  sufficient  shares in the offering to maintain their percentage  interest,  regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

     The  persons  named in the  accompanying  proxy card  intend to vote at the meeting  (unless  otherwise  directed) FOR approval of the sale of common shares below NAV.

     Required Vote. The proposal must be approved by (a) the affirmative vote of a majority of all common  stockholders of record, as of the record date, and (b)
the  affirmative  vote of a majority  of the votes cast by the holders of common stock.

     Solely for the purpose of  determining  whether a majority of the number of common  stockholders of record approved the matter,  the number of common shares held  by any  single  stockholder  will  not be  relevant.  For the  purpose  of determining  whether a majority of the number of common  stockholders  of record approved  Proposal Two,  abstentions and broker  non-votes,  if any, recorded by record owners will have the effect of a vote against the proposal.

     Solely for the purposes of determining whether a majority of the votes cast approved  this  proposal,  each  common  share  is  entitled  to one  vote,  and abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

                                       10

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY  UNANIMOUSLY  RECOMMENDS THAT STOCKHOLDERS
OF THE COMPANY  VOTE "FOR" THE  PROPOSAL TO ALLOW THE COMPANY TO SELL ITS COMMON
SHARES BELOW NET ASSET VALUE.

                                 PROPOSAL THREE

                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of  Directors  recommends  that the  stockholders  of the Company ratify the selection of Ernst & Young LLP ("E&Y") as the independent  registered certified  public  accountants,  to audit the  accounts  of the  Company for the fiscal year ending November 30, 2006.  E&Y's selection was approved by the audit committee  at a meeting  held on January  17,  2006.  Their  selection  also was ratified  and  approved  by the  vote,  cast in  person,  of a  majority  of the directors  of the  Company,  including a majority of the  directors  who are not
"interested  persons" of the Company within the meaning of the 1940 Act, and who are  "independent" as defined in the New York Stock Exchange listing  standards, at a meeting held on January 17, 2006.

     The  persons  named in the  accompanying  proxy card  intend to vote at the meeting (unless otherwise directed) FOR the ratification of E&Y as the Company's independent  registered  public accounting firm. E&Y has audited the accounts of the Company  since prior to the Company's  commencement  of business in May 2005 and does not  have  any  direct  financial  interest  or any  material  indirect financial  interest in the Company.  A  representative  of E&Y is expected to be available  at the meeting and to have the  opportunity  to make a statement  and respond to appropriate  questions from the stockholders.  The audit committee of the Board of Directors  meets each year with  representatives  of E&Y to discuss the scope of their  engagement,  review the financial  statements of the Company and the results of their examination.

     Required Vote. E&Y will be ratified as the Company's independent registered public  accounting firm by the affirmative vote of a majority of all shares cast at the meeting, in person or by proxy. Each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions and broker  non-votes  will not be  counted as votes cast and will have no effect on the result of the vote.

                                       11

                             AUDIT COMMITTEE REPORT

     The audit  committee of the Board of  Directors of the Company  reviews the
Company's annual  financial  statements with both management and the independent auditors,  and the committee meets periodically with the independent auditors to consider their evaluation of the Company's financial and internal controls.

     The audit committee,  in discharging its duties,  has met with and has held
discussions  with  management  and  the  Company's  independent  auditors.   The
committee has reviewed and discussed the Company's audited financial  statements for the fiscal year ended  November  30, 2005 with  management.  Management  has represented to the independent  auditors that the Company's financial statements were prepared in accordance with generally accepted accounting principles.

     The audit  committee has also discussed with the  independent  auditors the matters  required to be discussed by the Statement on Auditing  Standards No. 61
(Communications with Audit Committees). The independent auditors provided to the committee  the  written  disclosures  and the letter  required  by  Independence
Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee  discussed with  representatives  of the independent  auditors their firm's independence.

     Based on the audit  committee's  review and discussions with management and the independent  auditors,  the representations of management and the reports of the independent  auditors to the committee,  the committee  recommended that the
Board include the audited  financial  statements in the Company's  Annual Report for filing with the SEC.

                                 The Audit Committee

                                 Conrad S. Ciccotello (Chairman)
                                 Charles E. Heath
                                 John R. Graham

                              INDEPENDENT AUDITORS

     On January 17, 2006,  the  Company's  audit  committee  selected E&Y as the independent  registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2006. E&Y is registered with the Public Company Accounting Oversight Board.

                      INDEPENDENT AUDITOR FEES AND SERVICES

     Audit Fees. For professional services rendered with respect to the audit of the Company's financial statements and the review of the Company's statutory and regulatory  filings  with the SEC for the period from  January 13, 2005 (date of organization) to November 30, 2005, the Company paid E&Y fees in the approximate amount of $73,000.  The Company was formed on January 13, 2005, and thus did not pay E&Y any fees prior to that date.

     Audit-Related  Fees.  The  Company  did not pay E&Y any fees for  assurance related services provided to the Company for the period from January 13, 2005 to
November 30, 2005.

     Tax Fees. For professional services for tax compliance,  tax advice and tax planning for the period from January 13, 2005 to November 30, 2005,  the Company paid to E&Y fees in the approximate amount of $15,000.

     All Other Fees.  The Company  did not pay E&Y any fees for  services  other than those  described above for the period from January 13, 2005 to November 30,
2005.

                                       12

     Aggregate  Non-Audit  Fees.  The Company  paid E&Y an  aggregate  amount of
$15,000, as listed above, for non-audit services provided to the Company for the period from January 13, 2005 to November 30, 2005.

     In  addition,  the Advisor has not paid nor been billed for fees to E&Y for non-audit  services rendered to the Advisor for the period from January 13, 2005 to November 30, 2005.

     On  January  19,  2005,  the  audit   committee  of  the  Company   adopted
pre-approval  polices and procedures.  Under these policies and procedures,  the audit  committee  pre-approves  (i) the selection of the  Company's  independent auditors,  (ii) the  engagement  of the  independent  auditors  to  provide  any non-audit  services to the  Company,  (iii) the  engagement  of the  independent auditors  to  provide  any  non-audit  services  to the  Advisor  or any  entity controlling,  controlled  by, or under  common  control  with the  Advisor  that provides ongoing services to the Company,  if the engagement relates directly to the  operations  and financial  reporting of the Company,  and (iv) the fees and other compensation to be paid to the independent  auditors.  The Chairman of the audit committee may grant the  pre-approval of any engagement of the independent auditors  for  non-audit  services  of less  than  $5,000,  and  such  delegated pre-approvals will be presented to the full audit committee at its next meeting.
Under  certain  limited  circumstances,  pre-approvals  are not  required  under securities  law  regulations  for certain  non-audit  services  below certain de minimus  thresholds.  Since the adoption of these policies and  procedures,  the audit committee has  pre-approved all audit and non-audit  services  provided by
E&Y, and all non-audit  services provided by E&Y for the Advisor,  or any entity controlling,  controlled  by, or under  common  control  with the  Advisor  that provides ongoing  services to the Company,  that are related to the operation of the Company.  None of these services  provided by E&Y were approved by the audit committee  pursuant to the de minimus exception under Rule  2.01(c)(7)(i)(C)  or
Rule 2.01(c)(7)(ii) of Regulation S-X.

     The audit  committee of the Company has considered  whether E&Y's provision of  services  (other than audit  services)  to the  Company,  the Advisor or any entity controlling, controlled by, or under common control with the Advisor that
provides   services  to  the  Company  is  compatible  with  maintaining   E&Y's
independence in performing audit services.

                                  OTHER MATTERS

     The Board of  Directors of the Company  knows of no other  matters that are intended to be brought  before the meeting.  If other  matters are presented for action,  the  proxies  named in the  enclosed  form of proxy  will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

     Stockholders.  At the record date, the Company had 4,612,640  common shares issued and outstanding:

     At December 31,  2005,  each  director  beneficially  owned (as  determined pursuant to Rule  16a-1(a)(2)  under the Exchange Act) shares of the Company and in all Funds  overseen by each  Director in the same Fund Complex  having values within the indicated dollar ranges. Other than the Fund Complex and TTO, none of the Company's  directors who are not interested persons of the Company,  nor any of their immediate family members, has ever been a director, officer or employee of the Advisor or its affiliates.

                                       13

                                                                         Aggregate Dollar Range
                                    Aggregate Dollar Range of          Holdings in Funds Overseen
       Director                      Holdings in the Company(1)       by Director in Fund Complex(2)
       --------                     -------------------------         ---------------------------

Interested Persons
        H. Kevin Birzer                 $50,001 - $100,000                   Over $100,000
        Terry C. Matlack                $50,001 - $100,000                   Over $100,000

Independent Persons
        Conrad S. Ciccotello            $10,001 - $50,000                  $50,001 - $100,000
        John R. Graham                  $10,001 - $50,000                    Over $100,000
        Charles E. Heath                $10,001 - $50,000                    Over $100,000

----------------------------

(1)  Based on the closing price of the  Company's  common shares on the New York
     Stock Exchange on December 30, 2005.
(2)  Includes the Company,  TYG and TYY.  Amounts  based on the closing price of common shares of the Company, TYG and TYY on the New York Stock Exchange on
     December 30, 2005.

     The following table sets forth the securities of TTO owned  beneficially by the Company's  directors  who are not  "interested  persons" of the Company,  as defined in Section 2(a)(19) of the 1940 Act, as of January 11, 2006. The Advisor
also serves as the investment advisor to TTO.

                                                    Value of         Percent of
        Name of Director        Title of Class     Securities (1)      Class (2)
        ----------------        --------------     --------------    -----------
Conrad S. Ciccotello (3)        Common Shares         $15,000           0.04%
John R. Graham (4)              Common Shares         $60,000           0.16%
Charles E. Heath (5)            Common Shares         $45,000           0.12%

(1) The value of the  securities  is  determined by reference to the most recent price at which TTO sold its common  shares,  and  includes  the net value of all warrants to purchase  common shares of TTO  ("Warrants")  held by such director, assuming the Warrants were exercised on January 11, 2006.
(2) The  percentage  of class is determined by including all shares the director could purchase if the director  exercised all Warrants the director  holds,  but not including the number of shares which could be purchased by all other holders of Warrants if they exercised such Warrants.
(3)  Mr.  Ciccotello  holds  these  shares  jointly  with  his  wife,  Elizabeth
Ciccotello.
(4) These shares are held of record by the John R. Graham Trust U/A 1/3/92, John
R. Graham, Trustee.
(5) These  shares  are held of record by the  Charles  E.  Heath  Trust No.1 U/A
2/1/92, Charles E. Heath and Kathleen M. Heath, Trustees.

     At December 31, 2005,  each  director,  each officer and the  directors and officers as a group,  beneficially  owned (as determined  pursuant to Rule 13d-3 under the Exchange Act) shares of common stock of the Company (or  percentage of outstanding shares) as follows:

                                       14

                                                  Number of
         Directors and Officers                 Common Shares              %
         ----------------------                 -------------             ---
Independent Directors
         Conrad S. Ciccotello                         500                  *
         John R. Graham                             1,000                  *
         Charles E. Heath                           1,000                  *

Interested Directors and Officers
         H. Kevin Birzer                            2,700                  *
         Terry C. Matlack                           4,200                  *
         David J. Schulte                           1,300                  *
         Zachary A. Hamel                               0                  *
         Kenneth P. Malvey                            420                  *

         Directors and Officers
         as a Group                                11,120                  *

          *Indicates less than 1%.

     At December 31, 2005, to the knowledge of the Company, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of the Company.

     Investment  Advisory  Agreement.   Tortoise  Capital  Advisors,   LLC  (the
"Advisor")  is the  Company's  investment  advisor.  The  Advisor is  controlled equally by Fountain  Capital and KCEP. As of December 31, 2005,  the Advisor had
approximately $1.5 billion of client assets under management. The Advisor may be contacted at the address listed on the first page of this proxy statement.

     Pursuant to the terms of an Advisory  Agreement between the Company and the
Advisor, dated October 31, 2005 (the "Advisory Agreement"),  the Company pays to the Advisor quarterly, as compensation for the services rendered by the Advisor, a fee equal on an annual basis to 1.0% of the Company's  average monthly Managed
Assets.  The Advisor has contractually  agreed to waive or reimburse the Company for fees and expenses,  including the investment advisory fee and expenses in an amount equal on an annual basis to 0.25% of the average  monthly  Managed Assets for the first year of the Company's operations. "Managed Assets" means the total assets of the Company  (including  any assets  attributable  to leverage)  minus accrued  liabilities  other than (1) deferred taxes or debt entered into for the purpose  of  leverage  and  (2)  the  aggregate  liquidation  preference  of any outstanding  preferred  shares. In its fiscal year ending November 30, 2005, the
Company  incurred  $92,772  in  fees  due  to the  Advisor  under  the  Advisory
Agreement. The Advisor is controlled directly or indirectly by David J. Schulte,
CEO and  President  of the  Company;  Terry  Matlack,  a director  and the Chief
Financial  Officer and  Assistant  Treasurer  of the Company;  H. Kevin  Birzer,
director and Chairman of the Board of the Company,  Zachary A. Hamel,  Secretary
of the Company, and Kenneth P. Malvey, Treasurer of the Company, among others.

     How Proxies Will Be Voted. All proxies  solicited by the Board of Directors that are properly  executed and received prior to the meeting,  and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be  voted in  accordance  with  the  instructions  marked  on the  proxy.  If no instructions  are specified,  shares will be counted as a vote FOR the proposals described in this proxy statement.

     How To Vote. Complete,  sign and date the enclosed proxy card and return it in the enclosed envelope.

     Expenses and Solicitation of Proxies.  The expenses of preparing,  printing and mailing the  enclosed  proxy card,  the  accompanying  notice and this proxy statement and all other costs,  in connection  with the  solicitation of proxies will be borne by the Company.  The Company may also reimburse banks,

                                       15

brokers  and  others  for  their   reasonable   expenses  in  forwarding   proxy
solicitation  material to the  beneficial  owners of shares of the  Company.  In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail,  telephone,  telegraph,  facsimile  or  personal  interview  by representatives of the Company, the Advisor, the Company's transfer agent, or by brokers or their  representatives  or by a solicitation firm that may be engaged by the  Company  to  assist  in proxy  solicitations.  If a proxy  solicitor  is retained by the Company,  the costs  associated with all proxy  solicitation are not anticipated to exceed $35,000.  The Company will not pay any representatives of the Company or the Advisor any additional  compensation  for their efforts to supplement proxy solicitation.

     Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter  stating that you are revoking  your proxy to the
Secretary  of the  Company at the  Company's  offices  located  at 10801  Mastin
Boulevard,  Suite 222, Overland Park,  Kansas 66210; (2) properly  executing and sending a later-dated proxy; or (3) attending the meeting,  requesting return of any previously delivered proxy, and voting in person.

     Quorum. The presence,  in person or by proxy, of holders of shares entitled to cast a majority of the votes  entitled to be cast  (without  regard to class)
constitutes a quorum.  For purposes of determining  the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers  and does  not have  discretionary  authority  to vote the  customers'
shares)  will be treated as shares  that are present at the meeting but have not been voted.

     If a quorum  is not  present  in  person  or by proxy at the  meeting,  the chairman of the meeting or the  stockholders  entitled to vote at such  meeting, present in person or by proxy,  have the power to adjourn  the meeting to a date not more than 120 days after the original  record date without notice other than announcement at the meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Company's  directors and officers,  the Advisor,  affiliated  persons of the
Advisor and persons who own more than 10% of a registered class of the Company's equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the  Company's  shares with the
SEC and the New York Stock Exchange.  Those persons and entities are required by
SEC  regulations  to furnish the Company with copies of all Section  16(a) forms they  file.  Based on a review of those  forms  furnished  to the  Company,  the
Company  believes that its directors  and officers,  the Advisor and  affiliated persons of the Advisor have  complied with all  applicable  Section 16(a) filing requirements  during the last fiscal year. To the knowledge of management of the
Company,  no person is the beneficial  owner (as defined in Rule 16a-1 under the
Exchange Act) of more than 10% of a class of the Company's equity securities.

                                  ADMINISTRATOR

     The  Company  has  entered  into  an  administration   agreement  with  SEI
Investments  Mutual Funds  Services,  whose  principal  business  address is One
Freedom Valley Drive, Oaks, Pennsylvania 19456.

                           STOCKHOLDER COMMUNICATIONS

     Stockholders  are able to send  communications  to the Board of  Directors.
Communications  should be  addressed  to the  Secretary  of the  Company  at its principal  offices at 10801 Mastin  Boulevard,  Suite 222, Overland Park, Kansas
66210. The Secretary will forward any  communications  received  directly to the
Board of  Directors.  The  Company  does not have a policy  with regard to Board attendance at annual meetings. This is the Company's first annual meeting.

                                       16

        STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2007 ANNUAL MEETING

     Method for Including Proposals in the Company's Proxy Statement.  Under the
rules of the SEC, if you want to have a proposal included in our proxy statement for our next annual meeting of  stockholders,  that proposal must be received by the  Secretary of the Company at 10801  Mastin  Boulevard,  Suite 222,  Overland
Park,  Kansas  66210,  not later than 5:00 p.m.,  Central Time on September  29,
2006.  Such proposal must comply with all applicable  requirements of Rule 14a-8 of the Exchange Act. Timely  submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

     Other Proposals and Nominations. If you want to nominate a director or have other business  considered at our next annual meeting of stockholders but do not want those  items  included  in our proxy  statement,  you must  comply with the advance  notice  provision  of our  Bylaws.  Under our Bylaws,  nominations  for director or other business  proposals to be addressed at our next annual meeting may be made by a stockholder  who has delivered a notice to the Secretary of the
Company at 10801 Mastin  Boulevard,  Suite 222,  Overland Park, Kansas 66210, no
earlier than August 30, 2006 nor later than 5:00 p.m.  Central Time on September
29, 2006. The  stockholder  must satisfy certain  requirements  set forth in the
Company's  Bylaws and the notice must contain specific  information  required by the Company's  Bylaws.  With respect to nominees for  director,  the notice must include,  among other  things,  the name,  age,  business  address and residence address of any nominee for director, certain information regarding such person's ownership of Company shares,  and all other information  relating to the nominee as is  required  to be  disclosed  in  solicitations  of proxies in an  election contest or as otherwise  required by Regulation 14A under the Exchange Act. With respect to other  business  to be  brought  before the  meeting,  a notice  must include,  among other  things,  a  description  of the business and any material interest in such  business by the  stockholder  and certain  associated  persons proposing  the  business.  Any  stockholder  wishing to make a  proposal  should carefully read and review the Company's  Bylaws.  A copy of the Company's Bylaws may be obtained by contacting the Secretary of the Company at  1-800-919-0315 or
by writing the  Secretary of the Company at 10801 Mastin  Boulevard,  Suite 222,
Overland Park,  Kansas 66210.  Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

     These advance notice  provisions are in addition to, and separate from, the requirements  that a stockholder must meet in order to have a proposal  included in the Company's proxy statement under the rules of the SEC.

     A proxy granted by a stockholder will give  discretionary  authority to the proxies to vote on any matters  introduced  pursuant to the above advance notice
Bylaw provisions, subject to applicable rules of the SEC.

                                    By Order of the Board of Directors

                                    /s/ Zachary A. Hamel

                                    Zachary A. Hamel
                                    Secretary

January 27, 2006

                                       17

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION

                                 (THE "COMPANY")

                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

     The Audit Committee is a committee of the Board of the Company. Its primary function is to assist the Board in fulfilling  certain of its  responsibilities.
This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to oversee the Company's  accounting  policies,  financial  reporting and internal  control system,  as well as the work of the  independent  auditors.  The Audit Committee assists  Board  oversight  of  (1)  the  integrity  of the  Company's  financial statements; (2) the Company's compliance with legal and regulatory requirements;
(3) the  independent  auditors'  qualifications  and  independence;  and (4) the performance  of the Company's  independent  auditors.  The Audit  Committee also serves  to  provide  an open  avenue  of  communication  among  the  independent auditors, Company management and the Board.(1)

     •    Company  management  has the primary  responsibility  to establish and maintain  systems for  accounting,  reporting  and internal  controls, which  functions  may be delegated to an  accounting  service agent or custodian, provided Company management provides adequate oversight.

     •    The independent  auditors have the primary  responsibility to plan and implement  a  proper  audit  of the  Company's  financial  statements, including  consideration  of the Company's  accounting,  reporting and internal control practices.

     The Audit Committee may have additional  functions and  responsibilities as deemed appropriate by the Board and the Audit Committee.(2)

     Although the Audit Committee has the  responsibilities and powers set forth in this  Charter,  it is not the duty of the Audit  Committee to plan or conduct audits or to determine that the Company's financial  statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.  COMPOSITION

     The Audit  Committee  shall be comprised of all  independent  board members who,  in the  opinion of the Board,  are free from any  relationship  that would interfere  with the exercise of his or her  independent  judgment as a member of the Audit  Committee.  For these  purposes,  a board  member  is  considered  an independent board member if:

------------------------
(1) The New York Stock Exchange Corporate Governance Standards require the Audit
Committee's charter to address, as one of the Committee's purposes, that it assist Board oversight of "the performance of the company's internal audit function." Since the Company has no internal audit function, this has not been included as one of the purposes of the Committee.
(2) The Audit Committee also has as a purpose the preparation of an audit committee report to be included in the annual proxy statement. This report is described in footnote 8.

     •    he or she is not an "interested person" of the Company as that term is defined in the Investment Company Act of 1940;

     •    he or she does not accept,  directly or  indirectly,  any  consulting, advisory,  or other  compensatory  fee from the Company (except in the capacity as a Board or committee member); and

     •    he or she meets  the  independence  requirements  set forth in the New
          York Stock Exchange Listed Company Manual, Section 303A.07.

     Each member of the Audit Committee shall be financially  literate,  as such qualification  is interpreted by the Board in its business  judgment.  The Audit
Committee will review the  qualifications  of its members and determine  whether any of its  members  qualify  as an "audit  committee  financial  expert"(1)  as defined in Form N-CSR. The Audit Committee will submit such determination to the
Board for its final  determination.  At least one member of the Audit  Committee must have accounting or related  financial  management  expertise,  as the Board interprets such qualification in its business judgment.

     Audit  Committee  members may enhance  their  familiarity  with finance and accounting by  participating  in educational  programs from time to time, at the expense of the Company.

     The members of the Audit  Committee  shall be elected by the Board annually and serve until their successors  shall be duly elected and qualified.  Unless a
Chairman is elected by the Board,  the Chairman  shall be elected  annually be a majority vote of the members of the Audit Committee.

     The Audit  Committee  shall  have  unrestricted  access to the  independent auditors and the executive and  financial  management of the Company.  The Audit
Committee  shall have the resources and authority  appropriate  to discharge its responsibilities,  including the authority in its  discretion to retain  special legal,  accounting or other experts or consultants to advise the Audit Committee at the  expense of the Company if, in the Audit  Committee's  judgment,  that is appropriate.

III. MEETINGS

     The Audit Committee  shall meet two times  annually,  or more frequently as circumstances  dictate.  Special meetings (including  telephone meetings) may be called by the Chair or a majority  of the  members of the Audit  Committee  upon reasonable  notice to the other members of the Audit  Committee.  With a view to fostering open  communication,  the Audit Committee shall meet at least annually
with  senior  Company  management   responsible  for  accounting  and  financial
reporting and the independent auditors in

------------------------
(1) An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

separate executive sessions to discuss any matters that the Audit Committee,  or any of such other persons, believes should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     A.   Charter.  Review this Charter annually and recommend changes,  if any, to the Board.

     B.   Internal Controls.

          1.   Review  annually  with  Company  management  and the  independent auditors:

               a.   the  organizational   structure,   reporting   relationship,
                    adequacy  of  resources  and  qualifications  of the  senior
                    Company management personnel  responsible for accounting and financial reporting;

               b.   their separate evaluations of the adequacy and effectiveness of the  Company's  system of  internal  controls,  including those of the Company's service providers; and

               c.   any significant  findings  related to the Company's  systems for accounting, reporting and internal controls, in the form of written  observations and recommendations  (including any
                    management  letter),   and  Company   management's   written
                    response.

          2.   Establish procedures for the receipt,  retention and treatment of complaints  received  by the Company  and/or the Audit  Committee regarding  accounting,  internal  accounting controls or auditing matters and the confidential, anonymous submission by officers of the  Company or  employees  of the  Adviser or any other  service provider  to  the  Company  of  concerns  regarding  questionable accounting or auditing matters.

          3.   Review  annually  with  Company  management  and the  independent auditors, policies for valuation of Company portfolio securities, and the frequency and magnitude of pricing errors.

     C.   Independent Auditors.

          1.   Approve and recommend to the Board,  the selection,  retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent  auditors.  Such selection  shall  be  pursuant  to a  written  engagement  letter approved by the Audit Committee, which shall provide that:

               •    The Audit  Committee  shall be directly  responsible for the appointment,  compensation,  retention and  oversight  (such oversight shall include resolving any disagreements  between
                    Company  management and the independent  auditors  regarding financial reporting) of the independent auditors; and

               •    The independent  auditors shall report directly to the Audit
                    Committee.

          2.   Pre-approve any engagement of the independent auditors to provide any  non-prohibited  services to the Company,  including the fees and other compensation to be paid to the independent auditors.(1)

               •    The   Chairman  of  the  Audit   Committee   may  grant  the
                    pre-approval  referenced above for  non-prohibited  services for engagements of less than $5,000.

               •    All such delegated  pre-approvals  shall be presented to the
                    Audit  Committee  no later  than the  next  Audit  Committee meeting.

          3.   Pre-approve any engagement of the independent auditors, including the fees and  other  compensation  to be paid to the  independent auditors,  to provide any  non-audit  services to the Adviser (or any  "control  affiliate"(2)  of the  Adviser  providing  ongoing services to the Company),  if the engagement  relates directly to the operations and financial reporting of the Company.

               •    The   Chairman  of  the  Audit   Committee   may  grant  the
                    pre-approval  referenced above for  non-prohibited  services for engagements of less than $5,000.

               •    All such delegated  pre-approvals  shall be presented to the
                    Audit  Committee  no later  than the  next  Audit  Committee meeting.

          4.   On an annual  basis,  request,  receive in  writing  and review a report by the independent auditors describing:

               •    the   independent    auditors'   internal    quality-control
                    procedures;

               •    any  material  issues  raised  by the most  recent  internal quality-control  review,  or peer review, of the independent
                    auditors,   or  by  any   inquiry   or   investigations   by
                    governmental   or  professional   authorities,   within  the
                    preceding  five years,  respecting  one or more  independent audits  carried  out by the  independent  auditors,  and any steps taken to deal with any such issues; and

               •    all relationships  between the independent  auditors and the
                    Company,  so  as  to  assess  the  auditors'   independence,
                    including    identification   of   all   relationships   the
                    independent   auditors   have  with  the   Company  and  all
                    significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Company (including, but
                    not  limited  to,  disclosures   regarding  the  independent
                    auditors'  independence  required by

------------------------
(1) Pre-approval of non-audit services for the Company pursuant to Section IV.C.
2 above is not required if:(a) the aggregate amount of all non-audit services provided to the Company is no more than 5% of the total fees paid by the Company to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Company management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Company management and the Audit Committee approves them (which may be by delegation)
prior to the completion of the audit.
(2) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

                    Independence  Standards  Board Standard No. 1 and compliance with the applicable  independence provisions of Rule 2-01 of
                    Regulation S-X).

               In assessing  the  auditors'  independence,  the Audit  Committee shall take into account the opinions of Company  management.  The
               Committee  will  present  its  conclusions  with  respect  to the independent  auditors to the Board,  and recommend that the Board take appropriate  action,  if any, in response to the independent auditors'  report to satisfy itself of the independent  auditors'
               independence.

          5.   On an  annual  basis,  meet  with the  independent  auditors  and
               Company  management to review the  arrangements  for and scope of the annual audit for the current year and the audit procedures to be utilized.

          6.   Review the management letter, if any, prepared by the independent auditors and Company management's response.

          7.   Review  and  evaluate  the lead  audit  partner  (such  review to include  consideration  of  whether,  in  addition to the regular rotation  of the lead audit  partner as required by law, in order to  assure  continuing  auditor  independence,  there  should  be
               regular   consideration  of  rotation  of  the  firm  serving  as
               independent auditors).

     D.   Financial Reporting Processes.

          1.   Review with Company management and the independent auditors,  the
               Company's audited financial  statements,  including  management's discussion of Company performance, and recommend to the Board, if appropriate, that the audited financial statements be included in the Company's  annual report to shareholders  required by Section
               30(e)  of the  Investment  Company  Act of 1940  and  Rule  30d-1
               thereunder;

          2.   Review  the  Company's  policy  and  procedures  with  respect to
               declaring  dividends  and  issuing  dividend   announcements  and
               related  press  releases,  as well as financial  information  and dividend guidance provided to analysts and rating agencies; and

          3.   Review with Company  management and the independent  auditors the matters  that  auditing  professional  standards  require  to  be communicated to the Audit Committee,  including,  but not limited to, the matters required to be discussed by Statement on Auditing
               Standards No. 61  (Communications  with Audit  Committees) and 90
               (Audit Committee Communications), including:

               •    the independent  auditors' judgments about the quality,  and not  just the  acceptability,  of the  Company's  accounting principles as applied in its financial reporting;

               •    the  process  used  by  Company  management  in  formulating
                    estimates   and  the   independent   auditors'   conclusions
                    regarding the reasonableness of those estimates;

               •    all significant  adjustments arising from the audit, whether or not recorded by the Company;

               •    when  the  independent   auditors  are  aware  that  Company
                    management  has  consulted  with  other   accountants  about
                    significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

               •    any   disagreements   with  Company   management   regarding
                    accounting or reporting matters;

               •    any  difficulties  encountered  in the  course of the audit, including any  restrictions  on the scope of the independent auditors' activities or on access to requested  information;
                    and

               •    significant  deficiencies  in the  design  or  operation  of internal controls.

          4.   Receive  annually a report from the  independent  auditors to the
               Audit  Committee  of  any  changes  to  the  previously  reported information regarding:

               a.   all critical accounting policies and practices to be used;

               b.   all alternative  treatments of financial  information within
                    GAAP for policies and  practices  related to material  items that  have  been  discussed  with  Company  management,  the ramifications of the use of such alternative disclosures and treatments,  and the treatment  preferred by the independent auditors;

               c.   other   material   written    communications   between   the
                    independent auditors and Company management  including,  but not  limited  to,  any  management  letter  or  schedule  of unadjusted differences; and

               d.   all  non-audit   services  provided  to  an  entity  in  the
                    "investment  company  complex"(7)  as defined  in  paragraph
                    (f)(14)  of Rule  2-01  of  Regulation  S-X  that  were  not pre-approved by the Audit Committee.

               If the communication is not within 90 days prior to the filing of the  Company's  annual  financial  statements  with the SEC,  the independent auditors shall provide an update in the 90 day period prior to the filing.

          5.   Review,  initially,  with Company  management and the independent auditors,  the process for developing  the Company's  "disclosure controls and procedures"(1)

------------------------
(1) "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

               as defined in Rule 30a-3(c) under the  Investment  Company Act of
               1940 and thereafter any significant changes thereto.

          6.   Receive a report, semi-annually, from Company management that all necessary  certifications have been made under Sarbanes-Oxley Act of 2002.

          7.   Review with Company  management  and the  independent  auditors a report by Company  management  covering any Form N-CSR filed, and any required certification of such filing, along with the results of Company  management's  most recent evaluation of the Company's
               "disclosure controls and procedures."(1)

          8.   Ask Company management,  the Company's  accounting services agent and the  independent  auditors to review  significant  changes to elected  tax  accounting  policies  and their  effect on  amounts distributed and reported to shareholders for Federal tax purposes
               and  review  any   material   accounting,   tax,   valuation   or
               recordkeeping  issues that may affect the Company,  its financial statements or the amount of its dividends or distributions.

     E.   Process Improvements

          To the extent  appropriate,  review with the independent  auditors and
          Company management  significant  changes or improvements in accounting and auditing processes that have been implemented.

     F.   Legal and Compliance

          1.   Review any legal or regulatory matters that arise that could have a material impact on the Company's financial statements.

          2.   Review   policies  and  procedures   with  respect  to  financial
               statement  risk  assessment  and risk  management,  including the steps  Company  management  has taken to monitor and control such risk exposures.

          3.   Establish  clear hiring  policies for the Company with respect to employees or former employees of the independent auditors.

     G.   Other Responsibilities

          1.   Review, annually, the performance of the Audit Committee.

------------------------
(1) "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

          2.   Prepare  a  report  of the  Audit  Committee  as  required  to be included in the annual proxy statement.(1)

          3.   Investigate any other matter brought to its attention  within the scope of its duties,  and have the authority in its discretion to retain  legal,  accounting  or other  experts or  consultants  to advise the Audit Committee, at the expense of the Company, if, in the Committee's judgment, that is appropriate.

          4.   Perform any other  activities  consistent with this Charter,  the
               Company's Articles of Incorporation, Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          5.   Maintain  minutes of committee  meetings,  report its significant activities  to the Board,  and make such  recommendations  to the
               Board as the Audit Committee may deem necessary or appropriate.

V.   FUNDING

     The Audit Committee shall receive appropriate funding, as determined by the
Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit  services for the Company;  (ii) compensation to any legal,  accounting  or  other  experts  or  consultants  retained  by the  Audit
Committee  pursuant to Section  IV.G.3 above and (iii)  ordinary  administrative expenses of the Audit  Committee  that are necessary or  appropriate in carrying out its duties.

                                    * * * * *

Adopted January 19, 2005

------------------------
(1) Item 306 of Regulation S-K requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the
Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by
Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Company's annual report to shareholders required by Section 30(e) of the
Investment Company Act of 1940 and Rule 30d-1 thereunder.

--------------------------------------------------------------------------------

               PROXY - TORTOISE NORTH AMERICAN ENERGY CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 12, 2006

The  undersigned  holder of common shares appoints David J. Schulte and Terry C.
Matlack, or either of them, each with power of substitution,  to vote all shares that the  undersigned is entitled to vote at the annual meeting of  stockholders of Tortoise North American  Energy  Corporation to be held on April 12, 2006 and at any adjournments  thereof, as set forth on the reverse side of this card, and in their  discretion  upon any other  business that may properly come before the meeting.

           YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN
          THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                                [  ] Mark this box with an X if you have made
                                     changes to your name or address details above.

ANNUAL MEETING PROXY CARD

This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.   ELECTION OF DIRECTORS

1.   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES BELOW.

                                       FOR        WITHHOLD

         Terry Matlack                 [  ]         [  ]
         Charles E. Heath              [  ]         [  ]

B.   ISSUES

THE  BOARD OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  "FOR"  THE  PROPOSAL  AND
RATIFICATION BELOW.

2.   Approval  of the  Company's  sale of common  shares  below Net Asset  Value
     ("NAV") subject to all of the following  conditions  being met: (1) the per share offering price,  before deduction of underwriting  fees,  commissions and  offering  expenses,  will not be less  than  the NAV per  share of the
     Company's  common stock, as determined at any time within two business days of pricing of the common stock to be sold in the offering;  (2) immediately following the offering,  after deducting offering expenses and underwriting fees and  commissions,  the NAV per share of the Company's common stock, as determined  at any time within two  business  days of pricing of the common stock to be sold, would not have been diluted by greater than a total of 1%
     of the NAV per share of all outstanding common stock; and (3) a majority of the  Company's  independent  directors  makes  a  determination,  based  on information and a  recommendation  from the Company's  investment  advisor, that they reasonably  expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.

     FOR      AGAINST        ABSTAIN

     [  ]     [  ]           [  ]

3.   Ratification of Ernst & Young LLP as the Company's  independent  registered public  accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2006:

     FOR      AGAINST        ABSTAIN

     [  ]     [  ]           [  ]

C.   NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING            [  ]

D.   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS TO BE EXECUTED

Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                           Signature 2 -                           Date
Please keep signature within the box    Please keep signature within the box    (mm/dd/yyyy)

------------------------------------    ------------------------------------    --------------------